EXHIBIT 24


                                Power of Attorney


KNOWN ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints Thomas E. Gardner and William F. Hackett, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead in any and all capacities, to sign the Annual Report on Form 10-K of Base Ten Systems, Inc. for the fiscal year ended December 31, 1998 and any amendments thereto, and to file same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done to comply with the provisions of the Securities Act of 1934, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue thereof.


                                  THOMAS E. GARDNER
                                  ------------------------------
                                  Thomas E. Gardner

                                  WILLIAM F. HACKETT
                                  ------------------------------
                                  William F. Hackett


                                  ALEXANDER M. ADELSON
                                  ------------------------------
                                  Alexander M. Adelson


                                  ------------------------------
                                  David C. Batten


                                  ALAN S. POOLE
                                  ------------------------------
                                  Alan S. Poole


                                  CARL W. SCHAFER
                                  ------------------------------
                                  Carl W. Schafer


                                  WILLIAM SWORD
                                  ------------------------------
                                  William Sword